                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated August 10, 1994, included in Avnet, Inc.'s Annual Report on Form 10-K for the year ended July 1, 1994, and to all references to our firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

New York, New York
September 11, 1995